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                                                                  Exhibit 23


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated August 2, 1999 included in this form 10-K, into the Company's previously filed Registration Statement (File Nos. 33-35760, 33-57615. 33-60837, 33-60071, 33-64383, 33-63715, 33-63717, 33-59002,
33-49212, 33-33245, 33-33244, 333-17987, 333-18385, 333-41427, 333-71839, and
333-71797).

                                                 /s/ Arthur Andersen LLP
                                                 -----------------------------
                                                     Arthur Andersen LLP

Chicago, Illinois
September 27, 1999